EXECUTION

AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT

THIS AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT ("Amendment"), dated as of November 24, 2025 (the "Effective Date"), is by and among STARCO BRANDS, INC., a Nevada corporation ("Starco"), WHIPSHOTS HOLDINGS, LLC, a Delaware limited liability company ("Whipshots Holdings"), WHIPSHOTS, LLC, a Wyoming limited liability company ("Whipshots"), THE AOS GROUP INC., a Delaware corporation ("AOS Group"), SKYLAR BODY, LLC, a Delaware limited liability company ("Skylar"), SOYLENT NUTRITION, INC., a Delaware corporation ("Soylent"; and together with Starco, Whipshots Holdings, Whipshots, AOS Group and Skylar, individually and collectively, jointly and severally, the "Borrower") and Gibraltar Business Capital, LLC, a Delaware limited liability company ("Lender").

W I T N E S S E T H:

WHEREAS, Borrower and Lender have entered into certain financing arrangements, pursuant to which, among other things, Lender may make loans and advances to Borrower, as set forth in that certain Loan and Security Agreement, dated as of May 24, 2024, by and among Borrower and Lender (as amended, restated, supplemented or modified from time to time, the "Loan Agreement" and together with all other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, as amended, restated, supplemented or modified from time to time, collectively, the "Loan Documents");

WHEREAS, pursuant to that certain Forbearance Agreement, dated July 18, 2025, among Borrower and Lender (the "Forbearance Agreement"), Borrower and Lender have agreed that, during the period commencing on the date of the Forbearance Agreement and continuing through and including the Forbearance Termination Date (as defined in the Forbearance Agreement), Lender shall forbear from exercising any and all of Lender's rights and remedies arising under the Loan Documents and applicable law as a result of the Existing Events of Default (as defined in the Forbearance Agreement), subject to the terms and conditions set forth therein;

WHEREAS, following execution of the Forbearance Agreement, additional violations of the Loan Agreement have occurred as a result of (i) Borrowers' failure to deliver to Lender, within thirty (30) days following the months ended July 31, 2025 and August 31, 2025, a copy of the internal financial statements of the Loan Parties regarding such month, as required by Section 6.6(b) of the Loan Agreement and resulting in an Event of Default under Section 9.2(a) of the Loan Agreement and (ii) Borrowers' failure to deliver to the Lender, within thirty (30) days following the months ended July 31, 2025, August 31, 2025 and September 30, 2025, a Compliance Certificate, as required by Section 6.7(d) of the Loan Agreement and resulting in an Event of Default under Section 9.2(a) of the Loan Agreement, all of which Events of Default shall be included in the definition of Existing Events of Default set forth in the Forbearance Agreement; and

WHEREAS, Borrower has requested that Lender agree to make certain modifications to the Forbearance Agreement, and Lender is willing to agree to make such modifications, subject to the terms and conditions and to the extent set forth in this Amendment;

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

1. **Interpretation.** All capitalized terms used herein shall have the meanings assigned thereto in the

Loan Agreement and Forbearance Agreement unless otherwise defined herein.

2. Acknowledgments.

2.1. Borrower acknowledges the existence of the Existing Events of Default.

2.2. Borrower hereby acknowledges, confirms and agrees, subject to the terms of the Loan Documents, that as of the close of business on November 23, 2025, Borrower is indebted to Lender for Obligations in the aggregate principal amount of $2,704,531.38, which amount, together with all interest accrued and accruing thereon, and all costs, fees, expenses and other charges now or hereafter payable by Borrower to Lender, is, as of the date hereof, subject to the terms of the Loan Documents, unconditionally owing by Borrower to Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever.

2.3. Borrower further acknowledges, confirms and agrees that Lender has had and shall on and after the date hereof continue to have a security interest in and Lien upon the Collateral heretofore granted to Lender pursuant to the Loan Documents, and Borrower hereby ratifies such security interest and Lien upon such Collateral.

3. **Amendments to Forbearance Agreement.** As of the date hereof, the Forbearance Agreement is hereby amended, restated, or otherwise modified as follows:

3.1. Section 4.2(a) of the Forbearance Agreement is hereby amended and restated in its entirety to read as follows:

> "(a) In reliance upon the representations, warranties and covenants of Borrower contained in this Forbearance Agreement, and subject to the terms and conditions of this Forbearance Agreement, Lender agrees that, subject to the terms and conditions contained herein, during the period commencing on the Forbearance Effective Date and ending on the earlier of the following dates (the earliest of such dates being referred to herein as the "Forbearance Termination Date"): (i) the date of the occurrence of any Forbearance Termination Event or any Event of Default, other than the Existing Events of Default, and (ii) December 31, 2025, Lender shall forbear from exercising any of its rights and remedies arising under the Loan Documents or applicable law due to the occurrence of the Existing Events of Default."

4. **Conditions to Effectiveness.** This Amendment and the agreements contained herein shall be effective upon satisfaction of the following conditions precedent:

4.1. Amendment. Lender shall have received a counterpart of this Amendment, duly executed and delivered by Borrower and Lender; and

4.2. Representations and Warranties. After giving effect to this Amendment, the representations and warranties of Borrower contained in the Loan Agreement, the Forbearance Agreement, this Amendment, and the other Loan Documents shall be true and correct on and as of the date hereof (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date).

5. **Release.** Borrower hereby releases and discharges Lender, its affiliates, officers, directors, and employees, and its successors and assigns (collectively the "Released Parties") from any and all actions,

causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, promises, variances, trespasses, damages, judgments, extent, executions, claims and demands whatsoever, in law, admiralty or equity, without defense, offset or counterclaim, which Borrower ever had or now or hereafter can, shall or may, have against any of the Released Parties for, upon, or by reason of any matter, cause or thing whatsoever arising under or in any way connected with the Loan Agreement or the other Loan Documents, the Forbearance Agreement, any other agreements, instruments, or documents contemplated or required under the Forbearance Agreement, or the transactions arising under or in connection therewith, the Loan Agreement or the Loan Documents.

6. **Reservation of Rights.** Borrower is hereby advised that nothing set forth herein shall be construed as a waiver of the Existing Events of Default or any other Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Existing Events of Default or otherwise). Any such waiver shall only be made by Lender in writing. Furthermore, any accommodations, including the making of Revolving Loans by Lender, now or hereafter made to Borrower by Lender shall not establish or be deemed to establish a course of conduct on which Borrower can rely, nor shall the same prejudice or waive any of Lender's rights and remedies with respect under the Loan Agreement or any other Loan Documents. Lender hereby reserves its rights to fully invoke any and all of such rights, remedies, powers or privileges under the Loan Documents at any time Lender deems appropriate in respect of the Existing Events of Default or any Event of Default that may now or hereafter exist.

7. Provisions of General Application.

7.1. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents or Forbearance Agreement are intended or implied and in all other respects the Loan Documents and Forbearance Agreement are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents or Forbearance Agreement, the terms of this Amendment shall control.

7.2. Legal Expenses. Borrower shall pay on demand all fees and expenses incurred by Borrower in connection with the preparation, negotiation and execution of this Amendment and all related documents.

7.3. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

7.4. Merger. This Amendment and the documents executed in connection herewith represent the entire expression of the agreement of Borrower and Lender regarding the matters set forth herein. No modification, rescission, waiver, release or amendment of any provision under the Loan Documents or Forbearance Agreement shall be made, except by a written agreement signed by Borrower and Lender.

7.5. Binding Effect; No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. This Amendment is solely for the benefit of each of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Amendment.

7.6. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect

thereof shall be confirmed to the provision so held to be invalid or unenforceable.

7.7. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Illinois (without giving effect to principles of conflict of laws).

7.8. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telecopier or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopier or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the Effective Date.

BORROWER:

STARCO BRANDS, INC.

By: */s/ Ross Sklar*

Name: Ross Sklar
Title: CEO

WHIPSHOTS HOLDINGS, LLC

By: */s/ Ross Sklar*

Name: Ross Sklar
Title: CEO

WHIPSHOTS, LLC

By: */s/ Ross Sklar*

Name: Ross Sklar
Title: CEO

THE AOS GROUP INC.

By: */s/ Ross Sklar*

Name: Ross Sklar
Title: CEO

SKYLAR BODY, LLC

By: */s/ Ross Sklar*

____

Name: Ross Sklar

Title: CEO

SOYLENT NUTRITION, INC.

By: */s/ Ross Sklar*

____

Name: Ross Sklar

Title: CEO

LENDER:

GIBRALTAR BUSINESS CAPITAL, LLC

By: */s/ Todd A. Seehase*

Name: Todd A. Seehase

Title: SVP